UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)    October 15, 2009

Winnebago Industries, Inc.

(Exact Name of Registrant as Specified in its Charter)

Iowa	001-06403	42-0802678
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

P.O. Box 152, Forest City, Iowa		50436
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code    641-585-3535

___________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

Winnebago Industries, Inc. (Winnebago Industries) is filing herewith a press release issued on October 15, 2009, as Exhibit 99.1 which is included herein. The press release was issued to report its financial results for the fourth quarter and fiscal 2009 ended August 29, 2009.

Item 7.01    Regulation FD Disclosure.

In connection with the release of its financial results, Winnebago Industries will host a conference call on October 15, 2009 at 9:00 a.m. Central time. Details regarding the conference call are contained in the press release included herein.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release of Winnebago Industries, Inc. dated October 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2009	WINNEBAGO INDUSTRIES, INC.
	By:	/s/ Robert J. Olson
	Name: Title:	Robert J. Olson Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Winnebago Industries, Inc. dated October 15, 2009.